EXHIBIT 99.2

WidePoint Reports Full Year and Fourth Quarter 2021

Financial Results

Fairfax, VA – March 28, 2022 – WidePoint Corporation (NYSE American: WYY), the innovative technology Managed Solution Provider (MSP) specializing in Identity and Access Management (IAM), Telecommunications and Managed Mobility Services (MMS), Digital Billing & Analytics, and IT as a Service (ITaaS), today reported results for the fourth quarter and full year ended December 31, 2021.

Fourth Quarter 2021 and Recent Operational Highlights:

•	Acquired IT Authorities, Inc. (ITA) an award-winning provider of comprehensive information technology (IT) as a service (ITaaS)
•	Appointed Robert "Bob" George as Chief Financial Officer, who will officially take the role on April 1, 2022. George replaces Kellie Kim, who previously announced her retirement in November 2021
•	Expanded the company’s portfolio of secure technology management as a service offerings
•	Awarded corporate contract for Software Solutions from the State of Texas Department of Information Resources (DIR), focusing on Mobile and Wireline Software as a Service solutions
•	Announced that WidePoint’s Public Key Infrastructure (PKI) Identity Management solutions are Quantum-resistant
•	Purchased approximately 299,500 shares of common stock during 2021 at an average price of $4.14 as part of the previously announced share repurchase program
•	Achieved FedRAMP Ready Status for WidePoint’s proprietary Intelligent Technology Management System (ITMS™) platform
•	Awarded new contract to deliver Identity and Access Management credentials to a District of Columbia government branch

Fourth Quarter 2021 Financial Highlights:

•	Revenues were $24.5 million
•	Managed Services revenue increased by 25% to $11.1 million, excluding the completed 2020 Census Project
•	Gross margin was 16.3%
•	Net loss totaled $575,000, or a loss of $0.06 per diluted share*
•	EBITDA, a non-GAAP financial measure, was $319,000
•	Adjusted EBITDA, a non-GAAP financial measure, was $541,000
•	As of December 31, 2021, cash and cash equivalents equaled $6.5 million

(*Net loss reflects acquisition related expense of $0.2 million and a benefit of $0.6 million due to fair value adjustment of contingent earn-outs)

Full Year 2021 Financial Highlights:

•	Revenues were $87.3 million
•	Managed Services revenue was $37.6 million
•	Gross margin improved to 18.7%
•	Net income totaled $341,000, or $0.04 per diluted share*
•	EBITDA, a non-GAAP financial measure, was $2.9 million
•	Adjusted EBITDA, a non-GAAP financial measure, was $3.8 million

(*Net income reflects acquisition related expense of $0.2 million, a benefit of $0.6 million due to fair value adjustment of contingent earn-outs, and $1.3 million benefit due to payroll tax credit.)

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Management Commentary

“We continue to execute our growth strategy for organic and inorganic growth by investing back into our business and by operating our business in a profitable manner,” said WidePoint’s CEO, Jin Kang. “Even with the persisting macroeconomic headwinds, our business is stable and profitable thanks to the proactive measures our team has put in place to minimize costs and maximize synergies internally. It has been encouraging to witness the previous investments made into our business bearing fruit as a result of an expanding sales pipeline and a greater percentage of those sales opportunities getting close to execution.

“Additionally, with the integration of ITA nearing completion and the progress we are experiencing on leveraging upsell and cross-sell opportunities, we intend to find other organizations akin to ITA to fulfill our inorganic growth plan. With this dynamic transformation of our company, more specifically, bringing Information Technology as a Service or ITaaS under the WidePoint umbrella, and further focusing on our cybersecurity capabilities and broadening our customer base, we are maximizing our opportunities for future growth. This upcoming year, as we ramp up multiple go-to-market strategies and invest in high ROI initiatives, we are primed to maximize WidePoint’s potential.”

Fourth Quarter 2021 Financial Summary

(In millions, except per share amounts)	Dec. 31, 2021	Dec. 31, 2020
	(Unaudited)
Revenue	$24.5	$28.4
Gross Profit	$4.0	$4.8
Gross Profit Margin	16.3%	17.0%
Operating Expenses	$4.8	$4.1
Income from Operations	$(0.8)	$0.7
Net (Loss) Income	$(0.6)	$8.3
Basic Earnings per Share (EPS)	$(0.06)	$0.96
Diluted Earnings per Share (EPS)	$(0.06)	$0.94
EBITDA	$0.3	$1.1
Adjusted EBITDA	$0.5	$1.3

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Full Year 2021 Financial Summary

(In millions, except per share amounts)	Dec. 31, 2021	Dec. 31, 2020
	(Unaudited)
Revenue	$87.3	$180.3
Gross Profit	$16.4	$20.5
Gross Profit Margin	18.7%	11.3%
Operating Expenses	$15.8	$17.2
Income from Operations	$0.6	$3.2
Net (Loss) Income	$0.3	$10.3
Basic Earnings per Share (EPS)	$0.04	$1.22
Diluted Earnings per Share (EPS)	$0.04	$1.20
EBITDA	$2.9	$4.9
Adjusted EBITDA	$3.8	$5.7

A reconciliation of GAAP Net income to EBITDA and Adjusted EBITDA is provided below.

Financial Outlook

The company expects to grow its managed services revenues 5-10% and will provide full guidance for 2022 during its Q1 2022 earnings call.

Suspension of Share Repurchase Program

The company had reinstated its prior share repurchase program which was suspended on March 9, 2020 as a precaution due to the COVID-19 pandemic. Following such reinstatement, the Board of Directors increased the size of the repurchase program to $5.0 million, increasing the amount available for repurchases to $4.6 million. Under the share repurchase program, repurchases of the issued and outstanding shares would be made from time-to-time in open market and privately negotiated transactions. In the quarter ended December 31, 2021, WidePoint repurchased 299,494 shares at an average price of $4.14. Subsequent to December 31, 2021, the company repurchased an additional 196,586 shares at an average price of $4.11. In March of 2022, the board suspended the repurchase plan in order to use the company’s excess funds to invest into the business.

Conference Call

WidePoint management will hold a conference call today (March 28, 2022) at 4:30 p.m. Eastern time (1:30 p.m. Pacific time) to discuss these results.

WidePoint’s President and CEO Jin Kang, Executive Vice President and Chief Sales and Marketing Officer Jason Holloway, and CFO Kellie Kim will host the conference call, followed by a question and answer period.

U.S. dial-in number: 888-506-0062

International number: 973-528-0011

Passcode: 554975

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at 949-574-3860.

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The conference call will be broadcast live and available for replay here and via the investor relations section of the company’s website.

A replay of the conference call will be available after 7:30 p.m. Eastern time on the same day through Monday, April 11, 2022.

Toll-free replay number: (877) 481-4010

International replay number: (919) 882-2331

Replay ID: 44743

About WidePoint

WidePoint Corporation (NYSE American: WYY) is a leading technology Managed Solution Provider (MSP) dedicated to securing and protecting the mobile workforce and enterprise landscape. WidePoint is recognized for pioneering technology solutions that include Identity and Access Management (IAM), Mobility Managed Services (MMS), Telecom Management, Information Technology as a Service (ITaaS), Cloud Security, and Digital Billing & Analytics. For more information, visit widepoint.com.

Non-GAAP Financial Measures

WidePoint uses a variety of operational and financial metrics, including non-GAAP financial measures such as EBITDA and Adjusted EBITDA, to enable it to analyze its performance and financial condition. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. A reconciliation of GAAP Net income to EBITDA and Adjusted EBITDA is provided below:

	THREE MONTHS ENDED		YEARS ENDED
	DECEMBER 31,		DECEMBER 31,
	2021	2020	2021	2020

NET INCOME	$(574,500)	$8,284,200	$341,100	$10,323,700
Adjustments to reconcile net income to EBITDA:
Depreciation and amortization	517,600	385,600	1,658,500	1,632,700
Amortization of deferred financing costs	-	-	-	1,700
Income tax provision	311,100	(7,642,800)	640,400	(7,400,000)
Interest income	(700)	(800)	(4,200)	(3,900)
Interest expense	65,500	75,000	273,200	301,200

EBITDA	$319,000	$1,101,200	$2,909,000	$4,855,400
Other adjustments to reconcile net income to Adjusted EBITDA:
(Recovery) Provision for doubtful accounts	100	-	(24,400)	600
Stock-based compensation expense	221,700	159,400	883,800	810,300

Adjusted EBITDA	$540,800	$1,260,600	$3,768,400	$5,666,300

WidePoint uses adjusted EBITDA as supplemental non-GAAP measure of performance. WidePoint defines EBITDA as net income excluding (i) interest expense, (ii) provision for or benefit from income taxes and (iii) depreciation and amortization. Adjusted EBITDA excludes certain amounts included in EBITDA. WidePoint is not providing a quantitative reconciliation of adjusted EBITDA in reliance on the "unreasonable efforts" exception for forward-looking non-GAAP measures set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated without unreasonable effort and expense. In this regard, WidePoint does not provide a reconciliation of forward-looking adjusted EBITDA (non-GAAP) to GAAP net income, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Because certain deductions for non-GAAP exclusions used to calculate projected net income may vary significantly based on actual events, WidePoint is not able to forecast on a GAAP basis with reasonable certainty all deductions needed in order to provide a GAAP calculation of projected net income at this time. The amounts of these deductions may be material and, therefore, could result in projected GAAP net income being materially less than is indicated by estimated adjusted EBITDA (non-GAAP).

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Safe Harbor Statement

This press release contains forward-looking statements concerning our business, operations and financial performance and condition as well as our plans, objectives and expectations for our business operations and financial performance and condition that are subject to risks and uncertainties. All statements other than statements of historical fact included herein are forward-looking statements. You can identify these statements by words such as "aim," "anticipate," "assume," "believe," "could," "due," "estimate," "expect," "goal," "intend," "may," "objective," "plan," "potential," "positioned," "predict," "should," "target," "will," "would" and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and our management's beliefs and assumptions. These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors that are in some cases beyond our control. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including, the ability to achieve expected benefits from the acquisition of ITA, the ability to achieve the financial outlook included herein, the impact of the COVID-19 pandemic on our business and operations; the impact of any supply chain interruptions; our ability to successfully execute our strategy; our ability to sustain profitability and positive cash flows; our ability to gain market acceptance for our products; our ability to win new contracts, execute contract extensions and expansion of services of existing contracts; our ability to compete with companies that have greater resources than us; our ability to penetrate the commercial sector to expand our business; our ability to retain key personnel; and the risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 28, 2022. The forward-looking statements included herein are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Investor Relations:

Gateway Group, Inc.

Matt Glover or John Yi

949-574-3860

WYY@gatewayir.com

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WIDEPOINT CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	DECEMBER 31,	DECEMBER 31,
	2021	2020
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$6,479,980	$15,996,749
Accounts receivable, net of allowance for doubtful accounts
of $62,988 and $114,169 in 2021 and 2020, respectively	12,536,584	35,882,661
Unbilled accounts receivable	10,937,415	13,848,726
Other current assets	3,194,009	1,763,633

Total current assets	33,147,988	67,491,769

NONCURRENT ASSETS
Property and equipment, net	841,133	573,039
Operating lease right of use asset, net	6,273,211	6,095,376
Intangible assets, net	6,228,886	2,187,503
Goodwill	22,088,578	18,555,578
Deferred tax asset, net	5,127,482	5,606,079
Other long-term assets	1,782,060	815,007

Total assets	$75,489,338	$101,324,351

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$10,263,015	$36,221,981
Accrued expenses	12,344,426	15,626,313
Deferred revenue	2,280,894	2,016,282
Current portion of operating lease liabilities	794,175	577,855
Current portion of contingent consideration	358,000	-

Total current liabilities	26,040,510	54,442,431

NONCURRENT LIABILITIES
Operating lease liabilities, net of current portion	6,025,691	5,931,788
Contingent consideration, net of current portion	1,347,000	-
Deferred revenue, net of current portion	400,142	398,409

Total liabilities	33,813,343	60,772,628

Commitments and contingencies	-	-

STOCKHOLDERS' EQUITY
Preferred stock, $0.001 par value; 10,000,000 shares
authorized; 2,045,714 shares issued and none outstanding	-	-
Common stock, $0.001 par value; 30,000,000 shares
authorized; 8,842,026 and 8,876,615
shares issued outstanding, respectively	8,842	8,876
Additional paid-in capital	101,424,922	100,504,741
Accumulated other comprehensive loss	(241,586)	(104,615)
Accumulated deficit	(59,516,183)	(59,857,279)

Total stockholders’ equity	41,675,995	40,551,723

Total liabilities and stockholders’ equity	$75,489,338	$101,324,351

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WIDEPOINT CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED		YEARS ENDED
	DECEMBER 31,		DECEMBER 31,
	2021	2020	2021	2020
	(Unaudited)
REVENUES	$24,452,552	$28,387,308	$87,338,097	$180,343,015
COST OF REVENUES (including amortization and depreciation of
$259,310, $109,515, $632,399 and $541,842, respectively)	20,456,000	23,573,368	70,970,391	159,887,807

GROSS PROFIT	3,996,552	4,813,940	16,367,706	20,455,208

OPERATING EXPENSES
Sales and marketing	503,185	439,216	2,008,733	1,871,146
General and administrative expenses (including share-based
compensation of $221,631, $159,358, $883,763 and $810,281, respectively)	4,024,801	3,382,390	12,724,522	14,270,342
Depreciation and amortization	282,287	276,650	1,026,838	1,091,463

Total operating expenses	4,810,273	4,098,256	15,760,093	17,232,951

(LOSS) INCOME FROM OPERATIONS	(813,721)	715,684	607,613	3,222,257

OTHER (EXPENSE) INCOME
Interest income	623	825	4,158	3,944
Interest expense	(65,550)	(75,035)	(273,228)	(302,924)
Other income	615,344	(2)	643,000	456

Total other expense	550,417	(74,212)	373,930	(298,524)

INCOME BEFORE INCOME TAX PROVISION	(263,304)	641,472	981,543	2,923,733
INCOME TAX PROVISION (BENEFIT)	311,177	(7,642,734)	640,447	(7,399,951)

NET INCOME	$(574,481)	$8,284,206	$341,096	$10,323,684

BASIC EARNINGS PER SHARE	$(0.06)	$0.96	$0.04	$1.22

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	9,081,222	8,613,772	9,069,903	8,460,558

DILUTED EARNINGS PER SHARE	$(0.06)	$0.94	$0.04	$1.20

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	9,111,366	8,783,242	9,160,195	8,603,170

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